UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

Square, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Market Street, Suite 600

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 375-3176

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0000001 par value per share	SQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 31, 2019, Square, Inc. (the “Company”) completed the previously announced sale of its Caviar business (the “Sale”) to a subsidiary of DoorDash, Inc. (“DoorDash”) in exchange for $410 million in cash and DoorDash preferred stock.

DoorDash’s stockholders include certain entities affiliated with Sequoia Capital, which holds a greater than 15% ownership interest in DoorDash. Mr. Roelof Botha, a member of the Company’s board of directors (the “Board”), is also a director and stockholder of SC US (TTGP), Ltd., which in turn is the ultimate general partner of the entities affiliated with Sequoia Capital that own equity securities of DoorDash and the entities affiliated with Sequoia Capital that own equity securities of the Company. Due to this relationship, Mr. Botha recused himself from the negotiations and the Board and committee discussions regarding the Sale. The Company’s audit and risk committee reviewed and approved the Sale pursuant to its related person transactions policy.

Item 7.01.	Regulation FD Disclosure.

On November 1, 2019, the Company issued a press release announcing the completion of the Sale. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. In connection with the completion of the Sale, in addition to the pro forma financial information described below, the Company is also disclosing selected unaudited quarterly condensed statements of operations data for the Caviar business for the six fiscal quarters from the quarterly period ended March 31, 2018 through the quarterly period ended June 30, 2019, which financial information is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2019 and the year ended December 31, 2018, unaudited pro forma condensed consolidated balance sheet as of June 30, 2019, and the related notes are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Square, Inc. entitled “Square Completes Sale of Caviar to DoorDash” dated November 1, 2019.

99.2	Caviar business unaudited quarterly condensed statements of operations.

99.3	Square, Inc.’s unaudited pro forma condensed consolidated financial statements.

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARE, INC.

Date: November 1, 2019	By:	/s/ Sivan Whiteley
Sivan Whiteley General Counsel and Corporate Secretary